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                                                                   EXHIBIT 10.34



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
                                                       1. CONTRACT ID NO.     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT        NO1-HB-07148           1       4

2. AMENDMENT/MODIFICATION NO.           3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (if applicable)

        Seven (7)                          See Block 16C                N/A

6. ISSUED BY                            CODE                   7. ADMINISTERED BY (if other than item 6)            CODE

National Institutes of Health
National Heart, Lung, and Blood Institute                      BDR Contracts Section, COB, DEA, NHLBI
6701 Rockledge Drive (RKL2), MSC 7902                          AIIN: 268907148
Bethesda, MD 20892-7902                                        OMB No. 0990-0115

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                 (X)  9A.  AMENDMENT OF SOLICITATION

                                                                                                 9B.  DATED (SEE ITEM 13)

                                                                                                 10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                      NO.
Gen-Probe, Inc.
10210 Genetic Center Drive                                                                                   NO1-HB-07148
San Diego, California 92121-4362
                                                                                                 10B. DATED (SEE ITEM 13)

CODE                            FACILITY CODE                                                              January 1, 2000

                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
    [ ] is extended  [ ] is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment
on each copy of the offer sub     separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PL      OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date sp

12. ACCOUNTING AND APPROPRIATION DATA (if required)

O.C. 25.55 Doc. No. 300N1HB07148A   DUNS   115337123   EIN: 1-33-0044608-A2

                                                                        FY '02 FUNDS OBLIGATED TO THIS MODIFICATION $1,000,000

                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.

(X) FAR 52.243-2 Changes - Cost Reimbursement and FAR 1.602-1

    B. THE ABOVE NUMBER CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:



    D. OTHER (Specify type of modification and authority)

E. IMPORTANT:  Contract [X] is not,     [ ] is required to sign this document and return 2 copies to the issuing office.
                or

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: This unilateral change order is issued to require the contractor to begin immediate Phase I development of an assay to detect the West Nile Virus in donors of organs.

AMOUNT:  Previously Allotted                  $7,752,879
         Allotted by this modification        $1,000,000
         Amount to be obligated               $        0
                                              ----------
         CONTRACT TOTAL                       $8,752,879 (CHANGED)

CONTRACT TYPE: Cost Reimbursement (UNCHANGED)         EXPIRATION DATE: June 30, 2004 (UNCHANGED)

Except as provided herein, all terms and conditions of the document referenced Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print)     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     HENRY L. NORDHOFF, PRESIDENT & CEO                                  Lynda A. Bindseil

15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/   HENRY L. NORDHOFF                           3-7-03                    /s/  LINDA A. BINDSEIL                9/24/02
--------------------------------------------                                  ---------------------------------
(Signature of person authorized to sign.)                                     (Signature of Contracting Officer)

SN 7540-01-152-8070                                    30-105                                    STANDARD FORM 30 (REV. 10-83
PREVIOUS EDITION UNUSABLE                                                                        Prescribed by GSA
                                                                                                 FAR (48 CFR) 53.242
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

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 7



1) ARTICLE B.2. ESTIMATED COST, paragraphs a., b., and c. are hereby revised as follows:

       a. This is a cost-sharing contract. The total estimated cost of performing the work under this contract is increased by $1,000,000, from $19,552,879 to $20,552,879. For further provisions regarding the specific cost-sharing arrangement, see ARTICLE B.4. ADVANCE UNDERSTANDINGS.

       b. For purpose of the clause of the General Clauses entitled LIMITATION OF FUNDS, the total estimated cost to the Government is increased by $1,000,000, from $7,752,879 to $8,752,879.

       c. Total funds currently available for payment and allotted to this contract are increased by $1,000,000, from $7,752,879 to $8,752,879. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses.

2) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph c. is revised and replaced as follows:

       "c.     COST SHARING

       (1) This is a cost-sharing contract. Monies shall be provided for the total cost of performance from the National Institutes of Health, National Heart, Lung, and Blood Institute and Gen-Probe Incorporated.

       (2) The Government shall provide monies in an amount not to exceed $8,752,879. The Contractor's share is estimated at $11,800,000 OR 57.42% of the total estimated cost set forth in ARTICLE B.2. ESTIMATED COST, paragraph a.

       (3) The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records clause of the General Clauses.

       (4) Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization's share


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

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 7

               of the costs on its invoices to the Government as referenced in ARTICLE B.4.d.( 1)."

3) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph d. is revised and replaced as follows:

       "d. INVOICES - COST AND PERSONNEL REPORTING, AND VARIANCES FROM THE NEGOTIATED BUDGET

       (1) The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

               (a) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

               (b)   Materials

               (c)   Travel

               (d)   Specimen Procurement

               (e) West Nile Virus Assay - List the following elements of cost on separate page:

                     1) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

                     2)   Materials

                     3)   Travel

                     4)   Consultant - Michael Busch

                     5)   Specimen Procurement

                     6)   Kit Reagents - Developmental

               (f)   Other Direct Costs - list items on separate page

               (g)   Total Direct Costs

               (h)   Overhead + G&A + Fringe Benefits @ 125% of Direct Labor

               (i)   Total Billing Cost (NHLBI)

               (j)   Development Lots

               (k)   Clinical Trial Reagents

               (1)   Subcontractor - Montalbano Development, Inc.

               (m)   Total Gen-Probe Share

               Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

(2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than


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

Gen-Probe, Inc.
Contract NOI-HB-07148
Modification No.7

       10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract."

4) ARTICLE C.1. STATEMENT OF WORK, PHASE I: Preclinical Studies/Test Refinement, paragraph 1., subparagraphs a. and b. are revised to read as follows:

       PHASE I: Preclinical Studies/Test Refinement

       I. Refine a procedure for screening of organ donors for blood-borne viruses. The contractor must:

               "a. Demonstrate that the organ donor assay detects minimal amounts of viral nucleic acids (RNA and/or other viral nucleic acids that appear at the same time or before the earliest appearance of viral RNA circulating in plasma) specific for HIV-1, HCV, HBV, and West Nile Virus (WNV). If specimens other than blood are to be used, determine the best tissue to use as a test material source.

               b. Have and describe plans to develop an amplification and detection system that will identify the presence of West Nile Virus nucleic acid. Due to the urgent need to develop this system, the testing method proposed will be in a single assay format.

                     Have and describe plans to adapt the test methods to a multiplexing format that will detect multiple blood-borne viruses (two or more viruses) in the same test. The three highest priority viruses to be detected are HIV-1, [HVC, and HBV. The testing method(s) proposed must be able to detect each of these viruses, in multiplexing format. If additional viruses are included in the test system (e.g., HIV-2, etc.), they are also to be incorporated into a multiplex format."


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